Exhibit 32.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                              TWL CORPORATION
                FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2006
               PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I am the Chief Financial Officer of TWL Corporation, a Utah corporation (the "Company"). I am delivering this certificate in connection with the Form 10-KSB of the Company for the year ended June 30, 2006 and filed with the Securities and Exchange Commission ("Form 10-K").

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-KSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2006

                                  /s/ Patrick R. Quinn
                                  ------------------------------
                                  Patrick R. Quinn
                                  Chief Financial Officer